                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ----------
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  January 21, 1998

                         NORTHROP GRUMMAN CORPORATION
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-3229                   95-1055798
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
        Incorporation)                                      Identification No.)

1840 Century Park East
LOS ANGELES, CALIFORNIA                                         90067
(Address of Principal Executive Offices)                      (Zip Code)

     Registrant's telephone number, including area code: (310) 201-3000

                                    None
        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS

     On January 21, 1998, the Corporation announced its results of operations for the fourth quarter and the year ended December 31, 1997 in the press release which is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.     EXHIBITS

Exhibit No.                  Description
-----------                  -----------
   99.1                      Press Release of Northrop Grumman Corporation dated
                             January 21, 1998.

                                      2

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHROP GRUMMAN CORPORATION


Date:  January 21, 1998                 By:  /s/ James C. Johnson
                                             -----------------------------------
                                             James C. Johnson
                                             Corporate Vice President, Secretary
                                             and Assistant General Counsel

                                 Exhibit Index

Exhibit No.                         Description
-----------                         -----------
  99.1                              Press Release of Northrop Grumman
                                    Corporation dated January 21, 1998

                                       4